UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2022

ADVENT TECHNOLOGIES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street
Boston, MA 02116
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 655-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADN	The Nasdaq Capital Market
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2022, Dr. Christos Kaskavelis submitted his resignation from the Board of Directors (the “Board”) of Advent Technologies Holdings, Inc. (the “Company”). Dr. Kaskavelis was a Class III director with a term expiring at the Company’s 2023 Annual Meeting of Stockholders.  Dr. Kaskavelis will continue to serve as the Company’s Chief Marketing Officer.

On July 20, 2022, the Board appointed Dr. Panoraia ‘Nora’ Gourdoupi as a director to fulfill the position vacated by Dr. Kaskavelis’ resignation. She has been an employee of Advent since 2006 and is currently the Company’s Senior Vice President of Corporate Business Developments. Dr. Gourdoupi will serve as a Class III director with a term expiring at the Company’s 2023 Annual Meeting of Stockholders.

There are no arrangements or understandings between either Dr. Gourdoupi, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Dr. Gourdoupi was selected as a director. Dr. Gourdoupi has no family relationships with any of the Company’s directors or executive officers. Other than as described below, there are no related party transactions between the Company and Dr. Gourdoupi (or any of her respective immediate family members) requiring disclosure under Item 404(a) of Regulation S-K.  In connection with the Company’s business combination, which closed on February 4, 2021, Dr. Gourdoupi was a party to a Voting Agreement, Lock-up Agreement, which expired in February 2022, and Non-Competition Agreement, all of which are described under “Certain Relationships and Related Transactions, and Director Independence” in Item 13 of Part IV of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on March 31, 2022.

The Company will enter into its standard form of indemnification agreement with Dr. Gourdoupi. She will receive no compensation specific to her service as a director but will be compensated in accordance with her position as Senior Vice President of Corporate Business Developments.

Item 7.01	Regulation FD Disclosure.

On July 22, 2022, the Company issued a press release announcing the appointment of Dr. Gourdoupi as a director of the Company.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is not deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall this item and Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 22, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENT TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ James F. Coffey
Dated: July 22, 2022		Name:	James F. Coffey
		Title:	Chief Operating Officer and General Counsel